UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

FORM 8-K/A-1

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 16, 2009

FIELDPOINT PETROLEUM CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

       Colorado

 (State or Other Jurisdiction of Incorporation)

001-32624	84-0811034
(Commission File Number)	(IRS Employer Identification No.)

1703 Edelweiss Drive Cedar Park, Texas, 78613 (Address of Principal Executive Offices) (Zip Code)

     (512) 250-8692

 (Registrant’s Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

As reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2009, effective September 1, 2009, FieldPoint Petroleum Corporation (the “Company”) consummated the purchase of a crude oil property located in the Block Field in Andrews County, Texas (the “Property”) from Quantum Resources Management, LLC.  The Company hereby sets forth below the Historical Summaries of Revenues and Direct Operating Expenses of the Property Acquired by the Company and pro forma financial information.

(a)

Financial statements of business acquired.

Historical Summaries of Revenues and Direct Operating Expenses of the Property Acquired by FieldPoint Petroleum Corporation for the years ended December 31, 2007 and 2008 and for the six months ended June 30, 2009 and 2008.

(b)

Pro forma financial information (unaudited)

Unaudited Pro Forma Combined Balance Sheet of FieldPoint Petroleum Corporation as of June 30, 2009.

Unaudited Pro Forma Combined Statements of Operations of FieldPoint Petroleum Corporation for the six months ended June 30, 2009 and for the year ended December 31, 2008.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

FieldPoint Petroleum Corporation and Subsidiaries

Austin, Texas

We have audited the accompanying Historical Summaries of Revenues and Direct Operating Expenses of the Property Acquired by FieldPoint Petroleum Corporation, for the years ended December 31, 2008 and 2007 (“Historical Summaries”). The Historical Summaries are the responsibility of the management of FieldPoint Petroleum Corporation.  Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and are not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summaries referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Property Acquired by FieldPoint Petroleum Corporation in conformity with accounting principles generally accepted in the United States of America.

HEIN & ASSOCIATES LLP

October 28, 2009

Dallas, Texas

HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION

	Six Months Ended June 30,		Years Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
CRUDE OIL AND NATURAL GAS SALES	$472,343	$987,888	$ 1,833,899	$ 1,164,479
DIRECT OPERATING EXPENSES	259,464	222,409	538,402	851,268
NET REVENUE	$212,879	$765,479	$ 1,295,497	$313,211

See Notes to Historical Summaries.

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT
OPERATING EXPENSES OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007 AND THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008 (UNAUDITED)

1.   BASIS OF PREPARATION

The accompanying historical summaries of revenues and direct operating expenses relate to working interests ranging from 74% to 100% in the operations of 7 wells in the Block Field located in Andrews County, Texas that was acquired by FieldPoint Petroleum Corporation (the “Company”) effective September 1, 2009 for total cash consideration of $4,400,000.  The acquired property is referred to herein as the Block Property.

The accompanying historical summaries of revenues and direct operating expenses were derived from the historical accounting records of the seller of the Block Property and reflect the interests the Company acquired in such property.  Such amounts may not be representative of future operations.  The historical summaries do not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense as these costs may not be comparable to the expenses to be incurred by the Company on a prospective basis.

Revenue is recognized when crude oil and natural gas quantities are delivered to or collected by the respective purchaser.  Title to the produced quantities transfers to the purchaser at the time the purchaser collects or receives the quantities.  Prices for such production are defined in sales contracts and are readily determinable based on certain publicly available indices.  The purchasers of such production have historically made payment for crude oil and natural gas purchases within sixty days of the end of each production month.  All transportation costs are accounted for as a reduction of crude oil and natural gas sales revenue.

During all periods presented in these historical summaries, substantially all crude oil production was sold to one independent purchaser.

Direct operating expenses are recorded when the related liability is incurred.  Direct operating expenses include lease operating expenses and production and ad valorem taxes.

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of revenues and expenses.  Such estimates primarily relate to unsettled transactions and events as of the dates of the historical summaries.  Accordingly, upon settlement, actual results may differ from estimated amounts.

Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as the Company only acquired interests in producing properties and such information is not meaningful to the Company’s interests in the Block Property.  Accordingly, the historical summaries of revenue and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

Interim Financial Information

The interim statements of direct revenue and expenses for the six months ended June 30, 2009 and 2008 is unaudited; however, in the opinion of the Company’s management, this information furnished herein reflects all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results of the interim periods reported herein.  Operating results for the six months ended June 30, 2009 may not necessarily be indicative of the results for the year ending December 31, 2009.

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT
OPERATING EXPENSES OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007 AND THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008 (UNAUDITED) – (CONTINUED)

2.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

All of the operations of the Block Property are directly related to crude oil and natural gas producing activities located in Andrews County, Texas.

The Block Property’s proved crude oil reserves have been estimated by independent petroleum engineers.  Proved reserves are the estimated quantities that geologic and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed reserves are the quantities expected to be recovered through existing wells with existing equipment and operating methods.  Due to the inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available.  The reserves actually recovered and the timing of production of these reserves may be substantially different from the original estimate.  Revisions result primarily from new information obtained from development drilling and production history; acquisitions of oil and natural gas properties; and changes in economic factors.  The data in the following tables represents the reserve quantities and future net cash flows attributable to the Block Property’s proved reserves:

	Oil	Natural Gas
	(Bbls)	(Mcf)
Proved reserves at January 1, 2007	225,270	-
Extensions and discoveries	-	-
Production	(16,985)	-
Revision of quantity estimated	51,659	-
Proved reserves at December 31, 2007	259,944	-
Extensions and discoveries	-	-
Production	(19,340)	-
Revision of quantity estimated	(71,369)	-
Reserves at December 31, 2008	169,235	-

Proved developed reserves as of:
December 31, 2007	259,944	-
December 31, 2008	169,235	-

 Standardized Measure

The standardized measure of discounted future net cash flows (“standardized measure”) and changes in such cash flows are prepared using assumptions required by the Financial Accounting Standards Board.  Such assumptions include the use of year-end prices for crude oil and natural gas and year-end costs for estimated future development and production expenditures to produce year-end estimated proved reserves.  Discounted future net cash flows are calculated using a 10% discount rate.

The standardized measure does not represent management’s estimate of our future cash flows or the value of proved crude oil and natural gas reserves.  Probable and possible reserves, which may become proved in the future, are excluded from the calculations.  Furthermore, year-end prices used to determine the standardized measure of discounted cash flows, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT
OPERATING EXPENSES OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007 AND THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008 (UNAUDITED) – (CONTINUED)

Price and cost revisions are primarily the net result of changes in year-end prices, based on beginning of year reserve estimates.  Quantity estimate revisions are primarily the result of changes in prices which impact the economic lives of proved reserves.

Standardized Measure of Discounted Future Net Cash Flows:

The standardized measure of discounted future net cash flows related to proved crude oil and natural gas reserves as of December 31, 2008 and 2007 is as follows (in thousands):

	As of December 31,
	2008	2007
Future cash inflows	$7,463	$23,811
Future production and development costs	(5,009)	(10,975)
Future income tax expense	-	(3,037)
Future net cash flows	2,454	9,799
10% discount	(704)	(4,242)
Standardized measure of discounted future net cash flows	$1,750	$5,557

Changes in Standardized Measure of Discounted Future Net Cash Flows:

The primary changes in the standardized measure of discounted future net cash flows for the years ended December 31, 2008 and 2007 are as follows:

	Years Ended December 31,
	2008	2007
Standardized measure at beginning of year	$5,557	$2,924
Net changes in prices and production costs	(3,541)	3,670
Net changes in future development costs	-	-
Sales of oil and gas produced, net	(1,295)	(313)
Revisions of previous quantity estimates	(2,114)	1,530
Net change in income taxes	1,932	(1,692)
Accretion of discount	872	(137)
Other	339	(425)
Standardized measure at end of year	$1,750	$5,557

Current prices used in standardized measure:
Oil (per barrel)	$44.10	$91.60
Natural gas (per Mcf)	$ N/A	$ N/A

FIELDPOINT PETROLUEM CORPORATION

UNAUDITED PRO FORMA COMBINED

 FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements were prepared to present the effect of the acquisition of a working interest in a certain crude oil property located in the Block Field (the “Block Property”) by FieldPoint Petroleum Corporation (the “Company”) effective September 1, 2009 for cash consideration of $4,400,000.

The unaudited pro forma combined balance sheet of FieldPoint Petroleum Corporation as of June 30, 2009, gives effect to the acquisition of the Block Property as if it had occurred on June 30, 2009.

The unaudited pro forma combined statements of operations of FieldPoint Petroleum Corporation for the six months ended June 30, 2009 and the year ended December 31, 2008 give effect to the acquisition of the Block Property as if it had occurred on January 1, 2008.

The unaudited pro forma combined statements of operations for the six months ended June 30, 2009 and the year ended December 31, 2008 include:

•

The Company’s historic results of operations for the six months ended June 30, 2009 and the year ended December 31, 2008;

•

The historic revenues and direct operating expenses of the Block Property for the six months ended June 30, 2009 and the year ended December 31, 2008; and

•

Pro Forma adjustments to reflect the combined results of operations of FieldPoint Petroleum Corporation as if the acquisition of the Block Property had occurred on January 1, 2008.

The unaudited pro forma combined financial statements of the Company have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only.

The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation should be read in conjunction with the historical financial statements of FieldPoint Petroleum Corporation and the Block Property and the related notes thereto.  The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma combined financial statements, and the actual recording of the transactions could differ.  The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation are not necessarily indicative of the financial results that would have occurred had the acquisition been effective on and as of the dates indicated and should not be viewed as indicative of operations in the future.

UNAUDITED PRO FORMA COMBINED

BALANCE SHEET

June 30, 2009

	FieldPoint			Combined
	Petroleum	Pro Forma		Pro Forma
	6/30/09	Adjustments		Amounts
ASSETS
Current assets
Cash and cash equivalents	$257,434	$-		$257,434
Short-term investments	564,699	(500,000)	(a)	64,699
Accounts receivable:		-
Oil and natural gas sales	360,398	-		360,398
Joint interest billings, net	208,199	-		208,199
Income tax receivable	274,900	-		274,900
Deferred income tax asset – current	75,500	-		75,500
Prepaid expenses and other current assets	53,561	-		53,561
Total current assets	1,794,691	(500,000)		1,294,691

Mineral interests in oil and natural gas properties, successful efforts method:
Unproved	969,771			969,771
Proved	13,475,626	3,418,000	(a)	16,893,626
Wells and related equipment and facilities	4,416,121	1,400,000	(a)	5,816,121
Other equipment	89,248	-		89,248
Less accumulated depletion and depreciation	(7,149,114)	-		(7,149,114)
Net property and equipment	11,801,652	4,818,000		16,619,652

TOTAL ASSETS	$13,596,343	$4,318,000		$17,914,343

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$42,110	$ - - -		$42,110
Current income taxes payable	13,600	-		13,600
State income taxes payable	39,097	-		39,097
Oil and natural gas revenues payable	251,667	-		251,667
Total current liabilities	346,474	-		346,474
Long-term liabilities
Long-term debt	2,899,755	3,900,000	(a)	6,799,755
Deferred income taxes	627,000	-		627,000
Asset retirement obligations	865,002	418,000	(a)	1,283,002
Total liabilities	4,738,231	4,318,000		9,056,231

Stockholders’ equity:
Common stock, par value $.01 per share; 75,000,000 authorized; 8,910,175 issued and outstanding	89,101	-		89,101
Additional paid-in capital	4,573,580	-		4,573,580
Retained earnings	4,654,153	-		4,654,153
Treasury stock, 394,000 shares, at cost	(458,722)	-		(458,722)
Total stockholders’ equity	8,858,112	-		8,858,112
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,596,343	$4,318,000		$17,914,343

See Notes to Unaudited Pro Forma Combined Financial Statements.

UNAUDITED PRO FORMA COMBINED

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2009

	FieldPoint	Block			Combined
	Petroleum	Historical	Pro Forma		Pro Forma
	6/30/09	Amounts	Adjustments		Amounts
Operating Revenues:
Oil and natural gas sales	$1,329,865	$472,343	$ -		$1,802,208
Well operational and pumping fees	34,132	-	-		34,132
Disposal fees	16,000	-	-		16,000
Total revenue	1,379,997	472,343	-		1,852,340

Operating Expenses:
Production expense	739,627	259,464	-		999,091
Depletion and depreciation	352,000	-	119,212	(b)	471,212
Accretion of discount on asset retirement obligations	16,000	-	12,500	(c)	28,500
General and administrative	460,796	-	-		460,796
Total operating expenses	1,568,423	259,464	131,712		1,959,599

Operating Income (Loss)	(188,426)	212,879	(131,712)		(107,259)

Other Income (Expense):
Interest income	1,331	-	-		1,331
Interest expense	(36,012)	-	(78,000)	(d)	(114,012)
Unrealized loss on short-term investments	9,848	-	-		9,848
Miscellaneous	855	-	-		855
Total other income (expense)	(23,978)	-	(78,000)		(101,978)

Income (loss) before income taxes	(212,404)	212,879	(209,712)		(209,237)

Income tax benefit (provision)	78,000	-	(1,000)	(e)	77,000

Net income (loss)	$(134,404)	$ 212,879	$ (210,712)		$ (132,237)
Earnings (loss) per share:
Basic	$ (0.02)				$ (0.02)

Diluted	$ (0.02)				$ (0.02)

Weighted average shares outstanding:
Basic	8,542,724				8,542,724

Diluted	8,542,724				8,542,724

See Notes to Unaudited Pro Forma Combined Financial Statements.

UNAUDITED PRO FORMA COMBINED

 STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

	FieldPoint	Block			Combined
	Petroleum	Historical	Pro Forma		Pro Forma
	12/31/08	Amounts	Adjustments		Amounts
Operating Revenues:
Oil and natural gas sales	$6,464,237	$1,833,899	$ -		$8,298,136
Well operational and pumping fees	88,062	-	-		88,062
Disposal fees	41,000	-	-		41,000
Total revenue	6,593,299	1,833,899	-		8,427,198

Operating Expenses:
Production expense	2,331,071	538,402	-		2,869,473
Depletion and depreciation	1,155,237	-	463,821	(b)	1,619,058
Impairment of oil and natural gas properties	1,221,775	-	1,499,000	(f)	2,720,775
Accretion of discount on asset retirement obligation	44,000	-	25,100		69,100
General and administrative	740,843	-	-		740,843
Total operating expenses	5,492,926	538,402	1,987,921		8,019,249

Operating Income	1,100,373	1,295,497	(1,987,921)		407,949

Other Income (Expense):
Interest income	17,322	-	-		17,322
Interest expense	(156,197)	-	(180,000)	(d)	(336,197)
Unrealized gain (loss) on short-term investments	(289,857)	-	-		(289,857)
Miscellaneous income	32,250	-	-		32,250
Total other income (expense)	(396,482)	-	(180,000)		(576,482)

Income before income taxes	703,891	1,295,497	(2,167,921)		(168,533)

Income tax benefit (provision)	(113,500)	-	323,000	(e)	209,500

Net income (loss)	$590,391	$ 1,295,497	$ (1,844,921)		$ 40,967
Earnings (loss) applicable to common stock

Earnings per Share – Basic	$ 0.07				$ 0.00

Earnings per Share – Diluted	$ 0.07				$ 0.00

Weighted average shares outstanding:
Basic	8,608,305				8,608,305
Diluted	8,608,305				8,608,305

See Notes to Unaudited Pro Forma Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA

COMBINED FINANCIAL STATEMENTS

(a)     To record Block acquisition, which was funded by our short-term investments and with proceeds from our line of credit.  The calculation of the fair value is as follows:

Calculation of fair value:
Fair value of assets acquired	$ 4,400,000
Asset retirement obligation assumed	418,000
Total Purchase Price	$ 4,818,000

Allocation of purchase price:
Unproved leasehold costs	$ -
Proved leasehold costs	3,418,000
Lease and well equipment	1,400,000
$ 4,818,000

(b)   To record depletion expense for the Block property.

      (c)   To record accretion expense on the asset retirement obligation.

      (d)   To record interest expense on $3,900,000 advanced on the Company’s line of credit.

      (e)   To adjust income tax benefit (expense) on the pro forma operating results using an expected tax rate of 36%.

      (f)   To record impairment expense for the Block property due to significantly lower crude oil prices at December 31, 2008.

Supplemental Financial Information for Oil and Gas Producing Activities (Unaudited)

The following is a summary of the estimated oil and natural gas reserve information for the Company adjusted for the Block acquisition.  These estimates are based on a report by independent petroleum engineers.  The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of mature producing oil and gas properties.  Accordingly, these estimates are expected to change as future information becomes available.  In addition, a portion of the proved reserves is undeveloped, which increases the imprecision inherent in estimating reserves which may ultimately be produced.

Proved reserves are estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recovered in future years from known reservoirs under economic and operating conditions existing as of year-end.  Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods.

Presented below is a summary of the changes in estimated proved reserves of the Company, all of which are located in the United States, for the year ended December 31, 2008.

Changes in estimated quantities of proved oil and natural gas reserves are as follows:

	Oil (Bbls)
	FieldPoint Petroleum Historical Amounts	Block Properties Historical Amounts	Combined Pro Forma Amounts
Proved reserve quantities, January 1, 2008	885,249	259,944	1,145,193
Purchase of minerals-in-place	117,476	-	117,476
Sales of minerals-in-place	-	-	-
Extensions and discoveries	70	-	70
Production	(55,553)	(19,340)	(74,893)
Revisions of quantity estimates	(10,483)	(71,369)	(81,852)
Proved reserve quantities, December 31, 2008	936,759	169,235	1,105,994

 NOTES TO UNAUDITED PRO FORMA

COMBINED FINANCIAL STATEMENTS

	Natural Gas (Mcf)
	FieldPoint Petroleum Historical Amounts	Block Properties Historical Amounts	Combined Pro Forma Amounts
Proved reserve quantities, January 1, 2008	2,743,261	-	2,743,261
Purchase of minerals-in-place	378,142	-	378,142
Sales of minerals-in-place	-	-	-
Extensions and discoveries	78,230	-	78,230
Production	(134,983)	-	(134,983)
Revisions of quantity estimates	(678,627)	-	(678,627)
Proved reserve quantities, December 31, 2008	2,386,023	-	2,386,023

Proved developed reserve quantities at December 31, 2008:
Oil (Bbl)	713,984	169,235	883,219
Gas (Mcf)	1,802,767	-	1,802,767

In accordance with FAS ASC 235-50-31, estimates of standardized measure of discounted future net cash flows were determined by applying year-end prices (adjusted for location and quality differentials) to the estimated future production of year-end proved reserves.  Future cash inflows were reduced by the estimated future production and development costs based on year-end costs to determine estimated pre-tax net cash inflows.  Future net cash inflows were discounted using a 10% annual discount to arrive at standardized measure.

The standardized measure of discounted future net cash flows shown in the following tabulation does not purport to present the fair market value of the properties.  There are significant uncertainties inherent in estimating proved reserves and in projecting rates of production and the timing and amount of future cash costs.  Future oil and natural gas prices realized may vary significantly from prices used in estimating these reserves.  In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount, may not be appropriate for estimating fair market value.

Presented below is the standardized measure of discounted future net cash flows as of December 31, 2008 (in thousands):

	FieldPoint Petroleum Historical Amounts	Block Properties Historical Amounts	Combined Pro Forma Amounts

Future cash inflows	$ 52,368	$ 7,463	$ 59,831
Future production costs	(19,584)	(5,009)	(24,593)
Future development costs	(3,434)	-	(3,434)
Future income taxes	(8,437)	-	(8,437)
Future net cash flows	20,913	2,454	23,367
10% annual discount for estimated timing of cash flows	(10,711)	(704)	(11,415)
Standardized measure of discounted future cash flows	$ 10,202	$ 1,750	$ 11,952

NOTES TO UNAUDITED PRO FORMA

COMBINED FINANCIAL STATEMENTS

The changes in the standardized measure of discounted future net cash flows for the year ended December 31, 2008 are as follows (in thousands):

	FieldPoint Petroleum Historical Amounts	Block Properties Historical Amounts	Combined Pro Forma Amounts

Standardized measure, beginning of period	$25,843	$5,557	$31,400
Changes in prices, net of production costs	(21,740)	(3,541)	(25,281)
Extensions and discoveries	163	-	163
Revision of quantity estimates and other changes	(1,303)	(1,775)	(3,078)
Changes in estimated future development costs	(1,920)	-	(1,920)
Purchase of minerals-in-place	2,244	-	2,244
Sales, net of productions costs	(4,133)	(1,295)	(5,428)
Accretion of discount	3,247	872	4,119
Change in estimated future income taxes	7,801	1,932	9,733
Standardized measure, end of period	$10,202	$1,750	$11,952

Current prices used in standardized measure:
Oil (per barrel)	$ 43.60	$ 44.10
Gas (per Mcf)	$ 5.21	$ N/A

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION

Date: October 28, 2009
	By:	/s/ Ray Reaves
Ray Reaves, President and Chief Financial Officer

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